UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 26, 2024
YEXT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38056	20-8059722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
61 Ninth Avenue
New York, NY 10011
(Address of principal executive offices, including zip code)
(212) 994-3900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YEXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement
On July 26, 2024, Yext, Inc. (the “Company”) entered into a third amendment (“Amendment No. 3”) to that certain Credit Agreement, dated March 11, 2020, by and among the Company, as borrower, Yext Holdings, LLC, as guarantor, the lenders from time to time party thereto, and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company, as administrative agent, collateral agent, issuing lender and swingline lender (as amended by that certain First Amendment to Credit Agreement and Guarantee and Collateral Agreement dated as of January 29, 2021, and as further amended by that certain Second Amendment to Credit Agreement dated as of December 22, 2022, the “Credit Facility”). Amendment No. 3 amends the Credit Facility to, among other things (i) amend the interest rate applicable to loans under the Credit Facility, (ii) replace the consolidated quick ratio and recurring revenue growth rate financial covenants with consolidated total leverage ratio and minimum liquidity financial covenants, and (iii) make certain other revisions as more fully set forth therein.
As amended, the revolving loans bear interest, at the Company’s election, at an annual rate based on SOFR or a base rate. Loans based on SOFR shall bear interest at a rate between SOFR plus 1.75% and SOFR plus 2.25%, depending on the Company’s consolidated total leverage ratio and subject to a SOFR floor of 1.00%. Loans based on the base rate shall bear interest at a rate between the base rate minus 1.25% and the base rate minus 0.75%, depending on the Company’s consolidated total leverage ratio.
As amended, the Credit Facility will include financial covenants requiring the Company to maintain minimum liquidity of $35,000,000 at all times and a consolidated total leverage ratio of no greater than 3.00 to 1.00, tested on a quarterly basis.
The description of Amendment No. 3 is qualified in its entirety by reference to the text of Amendment No. 3, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 above is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1
Third Amendment to Credit Agreement, dated as of July 26, 2024, by and among Yext, Inc., Yext Holdings, LLC, the lenders from time to time party thereto, and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company, as administrative agent, collateral agent, issuing lender and swingline lender

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YEXT, INC.

By:	/s/ Darryl Bond
Darryl Bond Chief Financial Officer

Date: July 26, 2024